SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 27, 2006

GLACIER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Montana

(State or other jurisdiction of incorporation)

000-18911	81-0519541

(Commission File Number)	IRS Employer Identification No.

49 Commons Loop
Kalispell, MT 59901
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          John S. MacMillan has announced his retirement from the Glacier Bancorp, Inc. Board of Directors to be effective on December 31, 2006.

          Mr. MacMillan retired as Chief Executive Officer of the Company in 1998 and as Chairman of the Board in December 2005. He has been a member of the Company’s Board since 1977.

A copy of the press release announcing Mr. MacMillan’s retirement is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements: None

(b)	Pro Forma Financial Information: None

(c)	Shell Company Transactions. None

(d)	Exhibits.

99.1 Press Release dated December 27, 2006 announcing John MacMillan’s retirement.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2006

GLACIER BANCORP, INC.

/s/ Michael J. Blodnick

Michael J. Blodnick
President and Chief Executive Officer